Exhibit 10.2

THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED
UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT

THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT, dated as of September 28, 2006 (this “Amendment”), is entered into by and among (i) GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation (“HOLDINGS”), and the SUBSIDIARIES of HOLDINGS signatories hereto (collectively with HOLDINGS, the “INDEMNITORS”), (ii) TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (as assignee of Reliance Insurance Company, a Pennsylvania corporation, United Pacific Insurance Company, a Pennsylvania corporation, Reliance National Insurance Company, a Delaware corporation, and Reliance Surety Company, a Delaware corporation) (“TCASC”), and (iii) TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“TRAVELERS AMERICA” and together with TCASC, “TRAVELERS”).

W I T N E S S E T H:

WHEREAS, the INDEMNITORS and TRAVELERS are parties to a certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of December 22, 2003, as amended, supplemented or otherwise modified from time to time (as amended, supplemented and modified, the “Agreement”);

WHEREAS, the INDEMNITORS have requested TRAVELERS to amend the Agreement; and

WHEREAS, TRAVELERS is willing to amend the Agreement as provided herein, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the INDEMNITORS and TRAVELERS hereby agree as follows:

SECTION 1.  DEFINED TERMS.

Capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement.

SECTION 2.  AMENDMENTS TO AGREEMENT REGARDING MERGER.

Subject to satisfaction of the conditions set forth in Section 5 of this Amendment, the Agreement is hereby amended as follows:

(a)                                  The introductory paragraph to the Agreement is hereby amended to delete the language “GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation (“Holdings”),” appearing therein and inserting in lieu thereof “HOLDINGS (as defined below),”.

(b)                                 Section 1.1 of the Agreement is hereby amended to delete the definition of “HOLDINGS” in its entirety and to replace such definition with the following:

“HOLDINGS” means Great Lakes Dredge & Dock Corporation, a Delaware corporation, and, upon the effectiveness of the HOLDINGS MERGER, thereafter means Great Lakes Dredge & Dock Holdings Corp., a Delaware corporation (to be renamed “Great Lakes Dredge & Dock Corporation” immediately following the HOLDINGS MERGER).

(c)                                  Section 1.1 of the Agreement is hereby further amended by inserting the following new definition in the appropriate alphabetical order:

“HOLDINGS MERGER” means the merger of Great Lakes Dredge & Dock Corporation, a Delaware corporation, with and into Great Lakes Dredge & Dock Holdings Corp., a Delaware corporation and the survivor of such merger, with such survivor being renamed “Great Lakes Dredge & Dock Corporation” immediately following such merger.

SECTION 3.  AMENDMENTS TO AGREEMENT REGARDING WELLS FARGO FACILITY.

Subject to satisfaction of the conditions set forth in Sections 5 and 6 of this Amendment, the Agreement is hereby amended as follows:

(a)                                  Section 1.1 of the Agreement is hereby amended by deleting clause (q) of the definition of “PERMITTED LIENS” in its entirety and substituting the following in place thereof:

(q)                                 (i) LIENS securing payment of DEBT and CONTINGENT LIABILITIES permitted and described in clause (m) of Section 6.12 and (ii) LIENS on the RECEIVABLES FINANCING COLLATERAL granted to secure the RECEIVABLES FINANCING AGREEMENT or, in the event the RECEIVABLES FINANCING AGREEMENT is no longer in effect, to secure DEBT and CONTINGENT LIABILITIES permitted and described in clause (d)(ii) of Section 6.12;

(b)                                 Section 1.1 of the Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

“RECEIVABLES FINANCING AGREEMENT” means that certain International Letter of Credit Agreement by and among HOLDINGS, GLDDC and Wells Fargo HSBC Trade Bank, N.A., and the documents, instruments and agreements executed and delivered pursuant thereto, as all of the same may be amended, restated, supplemented or otherwise modified from time to time,

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and any credit agreement or other agreement or agreements relating to any refinancing, extension, renewal or replacement, in whole or in part, from time to time thereof.

“RECEIVABLES FINANCING COLLATERAL” means accounts receivable originated by HOLDINGS or any SUBSIDIARY and arising out of the rendering of services by HOLDINGS or such Subsidiary outside the United States of America, inventory related to such accounts receivable, general intangibles related to such accounts receivable and inventory, joint venture interests owned by HOLDINGS or such SUBSIDIARY with respect to joint ventures formed to render services by HOLDINGS or such SUBSIDIARY outside the United States of America, cash collateral delivered pursuant to the terms of the RECEIVABLES FINANCING AGREEMENT to satisfy borrowing base shortfalls or pursuant to the remedies provisions of such agreement, other property related to the foregoing or approved in writing by TRAVELERS, deposit accounts into which only proceeds of the foregoing property are deposited, proceeds of the foregoing, and books and records with respect to the foregoing.

(c)                                  Section 6.12(d) of the Agreement is hereby amended by deleting such Section in its entirety and by substituting the following in place thereof:

(d)                                 DEBT and CONTINGENT LIABILITIES (i) arising under the RECEIVABLES FINANCING AGREEMENT, provided that the aggregate principal amount (or face amount of letters of credit) thereunder does not exceed $20,000,000 at any time outstanding or (ii) in the event that the RECEIVABLES FINANCING AGREEMENT is no longer in effect (including in connection with any refinancing or replacement in whole or in part from time to time), in respect of factoring or financing of accounts receivable arising from projects or contracts performed outside of the United States of America (including any such contracts performed by a joint venture in which HOLDINGS or any SUBSIDIARY is a partner or investor), provided that the aggregate principal amount thereunder does not exceed $10,000,000 at any time outstanding;

SECTION 4.  CONDITIONS PRECEDENT.

Except as set forth in Section 5 of this Amendment, the provisions of this Amendment shall be effective upon receipt by TRAVELERS of the documents listed below:

(a)                                  this Amendment duly executed by all parties hereto.

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SECTION 5.  ADDITIONAL CONDITIONS PRECEDENT TO AMENDMENT REGARDING WELLS FARGO FACILITY.

The provisions of Section 3 of this Amendment shall be effective upon receipt by TRAVELERS of the documents listed below:

(a)                                  final copies of the International Letter of Credit Agreement by and among HOLDINGS, GLDDC and Wells Fargo HSBC Trade Bank, N.A., and the other material “International Loan Documents” (as defined in the International Letter of Credit Agreement), in each case in form and substance reasonably satisfactory to TRAVELERS.

SECTION 6.  REPRESENTATIONS AND WARRANTIES.

To induce TRAVELERS to enter into this Amendment, the INDEMNITORS represent and warrant to TRAVELERS as of the date hereof and after giving effect to this Amendment that:

(a)                                  The representations and warranties contained in Article V of the Agreement, in Section 4 of each SECURITY AGREEMENT (A/R), in Section 4 of each SECURITY AGREEMENT (EQUIPMENT), in Section 4 of the PLEDGE AGREEMENT and in Article I of each of the VESSEL MORTGAGES, are correct in all material respects on and as of the date hereof, and will be correct in all material respects after giving effect to the HOLDINGS MERGER, in each case as though made on and as of such date except to the extent stated to relate to an earlier date, in which case such representation and warranty shall be correct as of such earlier date;

(b)                                 No EVENT OF DEFAULT has occurred and is continuing or, after giving effect to the HOLDINGS MERGER, will have occurred; and

(c)                                  after giving effect to the HOLDINGS MERGER, HOLDINGS shall be in compliance with the provisions of Sections 6.19 and 6.20 of the Agreement.

SECTION 7.  GENERAL.

(a)                                  As hereby modified, the Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

(b)                                 This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(c)                                  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

(d)                                 HOLDINGS acknowledges and agrees that any expense incurred by TRAVELERS in connection herewith and any other documents referenced herein (if any) and the transactions contemplated hereby, including reasonable legal fees and out-of-pocket costs and expenses of outside counsel, shall be fully paid or reimbursed by HOLDINGS.

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IN WITNESS WHEREOF, this Amendment has been duly executed by the parties as of the date first written above.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Senior Vice President, Chief Financial
Officer and Treasurer

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Senior Vice President, Chief Financial
Officer and Treasurer

LYDON DREDGING & CONSTRUCTION COMPANY, LTD.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Vice President

FIFTY-THREE DREDGING CORPORATION

By:	/s/ William H. Hanson
Name:	William H. Hanson
Title:	President

DAWSON MARINE SERVICES COMPANY

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Senior Vice President, Chief Financial
Officer and Treasurer

GREAT LAKES CARIBBEAN DREDGING, INC.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Senior Vice President, Chief Financial
Officer and Treasurer

NORTH AMERICAN SITE DEVELOPERS, INC.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Vice President and Treasurer

JDC SOIL MANAGEMENT & DEVELOPMENT INC.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Senior Vice President and Chief
Financial Officer

NASDI HOLDINGS CORPORATION

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Senior Vice President and Chief
Financial Officer

TRAVELERS CASUALTY AND SURETY COMPANY

By:	/s/ Michael Damewood
Name:	Michael Damewood
Title:	Attorney-in-Fact

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By:	/s/ Michael Damewood
Name:	Michael Damewood
Title:	Attorney-in-Fact